DILLON, READ & CO. INC.                                      MERRILL LYNCH & CO.

                            THE DEALER MANAGERS FOR
                            IPALCO ENTERPRISES, INC.

                           OFFER TO PURCHASE FOR CASH
                       ANY AND ALL OUTSTANDING SHARES OF
             THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK OF
                       INDIANAPOLIS POWER & LIGHT COMPANY

TITLE OF SERIES OF                                                             PURCHASE PRICE
PREFERRED STOCK                                                 CUSIP NUMBER     PER SHARE
-------------------------------------------------------------  --------------  --------------
Cumulative Preferred Stock:
  -- 4% Series                                                   455434 20 9     $    71.38
  -- 4.20% Series                                                455434 88 6     $    77.72
  -- 4.60% Series                                                455434 40 7     $    85.12
  -- 4.80% Series                                                455434 80 3     $    88.82
  -- 6% Series                                                   455434 30 8     $   103.00
  -- 8.20% Series                                                455434 60 5     $   102.00

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, OCTOBER 8, 1997, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                                                                 August 29, 1997

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

    In our capacity as Dealer Managers, we are enclosing the material listed below relating to the invitation of IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), to the holders of each series of cumulative preferred stock of Indianapolis Power & Light Company, an Indiana corporation and direct subsidiary of IPALCO ("IPL"), listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated August 29, 1997 (the "Offer to Purchase and Proxy Statement"), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer". IPALCO will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer.

    In the event that all shares of the 8.20% Series of Preferred (the "8.20% Shares") are not acquired by IPALCO pursuant to the Offer, IPL intends to redeem all the 8.20% Shares which remain outstanding at a redemption price of $101.00 per 8.20% Share pursuant to Article 6A, Section 4(c) of IPL's Amended Articles of Incorporation and the provisions of the 8.20% Series' authorizing resolutions.

    THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO AUGUST 29, 1997 (THE "RECORD DATE"))WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). MOREOVER, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED

AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION," "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER" AND "TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

    IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER. SEE "TERMS OF THE OFFER -- PROCEDURE FOR TENDERING SHARES" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

    The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbols "INPOP" for the 4% Series, "INPOO" for the 4.20% Series, "INPOG" for the 4.60% Series, "INDPL" for the 4.80% Series, "INPOL" for the 6% Series, and "INPON" for the 8.20% Series, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have his or her authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and the Depository Trust Company ("DTC") have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

    We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

    IPALCO will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, IPALCO will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered (with solicitation fees in transactions for beneficial owners of 2,500 or more Shares being payable 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager)), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders" therein, as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee or separate fee (other than solicitation fees payable to the Dealer Managers as provided above) shall be payable to a Soliciting Dealer with respect to the tender of Shares or the vote of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender or vote, as the case may be, designates such Soliciting Dealer. No solicitation fee or separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or voted for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee or separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account and no separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee or a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPALCO, IPL, the Depositary, the Dealer Managers or the Information Agent for purposes of the Offer.

    Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

    IPALCO will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. IPALCO will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal and Proxy.

    IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY (THE "DEPOSITARY"), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED HERETO (OR A FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

    For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

    1.  The Offer to Purchase and Proxy Statement, dated August 29, 1997;

    2. A separate Letter of Transmittal and Proxy for each Series of Preferred for your use and for the information of your clients;

    3.  Notice of Special Meeting of Shareholders;

    4. A letter to shareholders of IPL from its Chairman of the Board and Chief Executive Officer;

    5. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement);

    6. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer and with regard to the proxy solicitation by IPL; and

    7. A return envelope addressed to IBJ Schroder Bank & Trust Company, the Depositary.

    EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES OF PREFERRED, OR A NOTICE OF GUARANTEED DELIVERY AND PROXY, MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

    WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, OCTOBER 8, 1997, UNLESS THE OFFER IS EXTENDED.

    NEITHER IPALCO, IPL, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER HIS OR HER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

    Any questions or requests for assistance or additional copies of the enclosed materials may be directed to D. F. King & Co., Inc., the Information Agent, or to us, as Dealer Managers, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                                          Very truly yours,
                                          DILLON, READ & CO. INC.
                                          MERRILL LYNCH & CO.

    NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF IPALCO, IPL, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                         SOLICITED TENDERS OF 4% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.20% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.60% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.80% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                         SOLICITED TENDERS OF 6% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

    List below the number of Shares tendered and/or voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

    ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER
(212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 8.20% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)
  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                     SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE

                                                                TO BE COMPLETED             TO BE COMPLETED ONLY
                                                            BY THE SOLICITING DEALER            BY DEPOSITARY
                                                      ------------------------------------  ---------------------
                                                         NUMBER OF                             DTC PARTICIPANT
BENEFICIAL OWNERS                                     SHARES TENDERED  VOI TICKET NUMBER*          NUMBER
----------------------------------------------------  ---------------  -------------------  ---------------------
Beneficial Owner No. 1..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 2..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 3..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 4..............................
                                                      ---------------  -------------------  ---------------------
Beneficial Owner No. 5..............................
                                                      ---------------  -------------------  ---------------------
  Total.............................................
                                                      ---------------  -------------------  ---------------------
                                                      ---------------  -------------------  ---------------------

------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

    All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

    The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by IPALCO; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

-------------------------------------------   -------------------------------------------
Name of Firm                                  Authorized Signature

-------------------------------------------   -------------------------------------------
Address                                       Name (Please Print)

-------------------------------------------   -------------------------------------------
City, State, Zip Code                         Title

-------------------------------------------   Dated: ----------------------------, 1997
Area Code and Telephone Number